Exhibit 10.26.1



                                    AMENDMENT
                                     TO THE
                                ALBERTSON'S, INC.
                              AMENDED AND RESTATED
                         1995 STOCK-BASED INCENTIVE PLAN

          This Amendment is made by Albertson's, Inc., a Delaware corporation (the "Corporation").

                                    RECITALS:

          A. The Corporation established the Albertson's, Inc. Amended and Restated 1995 Stock-Based Incentive Plan effective April 5, 1995, as amended and restated, effective August 31, 1998 (the "Plan");

          B. The Board of Directors of the Corporation (the "Board"), pursuant to Section 18 of the Plan, may amend the Plan, but no amendment shall be made that would impair the rights of a participant under any award theretofore granted without such participant's consent; and

          C. The Board has determined that it is advisable to amend the Plan in the manner hereinafter set forth and that such amendments do not impair the rights of a participant under any award theretofore granted without such participant's consent.

                                    AMENDMENT

          The Plan is amended, as of March 15, 2001, in the following respects:

          1. Section 2(n) of the Plan is amended and restated to read, in its entirety, as follows:

          "`Eligible Director' means a director of the Company who is not an employee of the Company or any Subsidiary or a Special Advisor to the Board."

          2.   The   following   shall  be   inserted  in  the  Plan  as  a  new
Section 2(bb) and corresponding changes to the numbering of the remaining provisions of Section 2 shall be made to reflect this new insertion:

          "`Special Advisor' means an individual designated as such by the Board."

          3.   The following  sentence  shall be  inserted  in the Plan as a new
Section 7.C.3.(g):

          "Notwithstanding anything to the contrary herein, service as a Special Advisor to the Board shall be treated as service as an Eligible Director for all purposes and no termination of service shall be deemed to occur in the event an Eligible Director is designated as a Special Advisor in connection with a Director's termination of directorship."

          IN WITNESS WHEREOF, this Amendment to the Plan has been duly executed by the undersigned as of March 15, 2001.

                                       ALBERTSON'S, INC.



                                       By:      /s/  Thomas R. Saldin
                                                ---------------------
                                       Name:    Thomas R. Saldin
                                       Title:   Executive Vice President
                                                and General Counsel






























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